                            Global Structured Finance

                              BoAMS 2003-09 Group 1
                                30 Yr Fixed Rate
                            Collateral Summary Report

________________________________________________________________________________

1. General Pool Characteristics

Pool Size: $431,492,511.82
Loan Count: 879
Cut-off Date: 2003-11-01
Avg. Loan Balance: $490,890.23
Avg. Orig. Balance: $491,296.38
W.A. FICO*: 735
W.A. Orig. LTV: 68.65%
W.A. Cut-Off LTV: 68.60%
W.A. Gross Coupon: 6.0086%
W.A. Net Coupon: 5.7551%
W.A. Admin Fee: 0.2535%
W.A. Orig.Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 2.70%
% over 100 COLTV: 0.00%
% with PMI: 2.70%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.26%
W.A. MI Adjusted LTV: 68.06%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.88%
% Conforming: 0.36%

________________________________________________________________________________

2. Original Balance

                     Original Balance          Percent
                     ---------------------------------

                    250,001 - 350,000                    5.07%
                    350,001 - 450,000                   36.92
                    450,001 - 550,000                   22.58
                    550,001 - 650,000                   15.71
                    650,001 - 750,000                   11.84
                    750,001 - 850,000                    1.11
                    850,001 - 950,000                    3.15
                    950,001 - 1,050,000                  2.53
                    1,050,001 - 1,150,000                0.52
                    1,150,001 - 1,250,000                0.57
                    -----------------------------------------
                    Total:                             100.00%
                    =========================================

Average: $491,296.38
Lowest: $322,750.00
Highest: $1,250,000.00

________________________________________________________________________________

3. Cut-Off Balance

                    Cut-Off Balance                   Percent
                    -----------------------------------------
                    250,001 - 350,000                    5.07%
                    350,001 - 450,000                   37.02
                    450,001 - 550,000                   22.48
                    550,001 - 650,000                   15.71
                    650,001 - 750,000                   11.84
                    750,001 - 850,000                    1.11
                    850,001 - 950,000                    3.15
                    950,001 - 1,050,000                  2.53
                    1,050,001 - 1,150,000                0.52
                    1,150,001 - 1,250,000                0.57
                    -----------------------------------------
                    Total:                             100.00%
                    =========================================

Average: $490,890.23
Lowest: $322,620.78
Highest: $1,248,975.38

________________________________________________________________________________

4. Index

                    Index          Percent
                    ----------------------
                    FIX             100.00%
                    ----------------------
                    Total:          100.00%
                    ======================

________________________________________________________________________________

5. Product Type

                    Product Type    Percent
                    -----------------------
                    30 YR            100.00%
                    -----------------------
                    Total:           100.00%
                    =======================

________________________________________________________________________________

6. Coupon

                    Coupon                Percent
                    -----------------------------
                    5.001 - 5.125            0.50%
                    5.126 - 5.250            0.65
                    5.251 - 5.375            1.46
                    5.376 - 5.500            6.84
                    5.501 - 5.625            4.46
                    5.626 - 5.750            9.62

                    5.751 - 5.875             15.99
                    5.876 - 6.000             21.21
                    6.001 - 6.125             10.98
                    6.126 - 6.250             15.39
                    6.251 - 6.375              5.51
                    6.376 - 6.500              3.89
                    6.501 - 6.625              1.39
                    6.626 - 6.750              0.51
                    6.751 - 6.875              0.57
                    6.876 - 7.000              0.58
                    7.126 - 7.250              0.20
                    7.501 - 7.625              0.24
                    -------------------------------
                    Total:                   100.00%
                    ===============================

W.A.: 6.009
Lowest: 5.125
Highest: 7.625

________________________________________________________________________________

7. Credit Score

                    Credit Score            Percent
                    -------------------------------
                    800 - 849                  2.46%
                    750 - 799                 42.72
                    700 - 749                 33.25
                    650 - 699                 16.97
                    600 - 649                  4.61
                    -------------------------------
                    Total:                   100.00%
                    ===============================

W.A.: 735
Lowest: 620
Highest: 839

________________________________________________________________________________

8. Lien Position

                    Lien Position          Percent
                    ------------------------------
                    1                       100.00%
                    ------------------------------
                    Total:                  100.00%
                    ==============================

________________________________________________________________________________

9. Loan Purpose

                    Loan Purpose                     Percent
                    ----------------------------------------
                    Refinance-Rate/Term                43.57%
                    Purchase                           41.12
                    Refinance-Cashout                  15.31
                    ----------------------------------------
                    Total:                            100.00%
                    ========================================

________________________________________________________________________________

10. Property Type

                    Property Type            Percent
                    --------------------------------
                    SFR                        75.36%
                    PUD Detach                 17.34
                    Condo                       5.05
                    PUD Attach                  1.03
                    2-Family                    0.77
                    3-Family                    0.13
                    Townhouse                   0.13

                    4-Family                 0.10
                    Cooperative              0.09
                    -----------------------------
                    Total:                 100.00%
                    =============================

________________________________________________________________________________

11. Documentation

                    Documentation          Percent
                    ------------------------------
                    Rapid                    47.16%
                    Standard                 28.21
                    Reduced                  23.36
                    All Ready Home            1.26
                    ------------------------------
                    Total:                  100.00%
                    ==============================

________________________________________________________________________________

12. Occupancy Status

                    Occupancy Status     Percent
                    ----------------------------
                    Primary                93.46%
                    Secondary               6.54
                    ----------------------------
                    Total:                100.00%
                    ============================

________________________________________________________________________________

13. PMI Providers

                    PMI Providers          Percent
                    ------------------------------

                         NONE               97.30%
                         GEMIC               0.77
                         RMIC                0.73
                         UGIC                0.56
                         PMIC                0.35
                         RGIC                0.20
                         TGIC                0.09
                         ------------------------
                         Total:            100.00%
                         ========================

________________________________________________________________________________

14. State

                         State                     Percent
                         ---------------------------------
                         California                  49.99%
                         Florida                      6.99
                         Virginia                     5.57
                         Maryland                     5.22
                         North Carolina               3.99
                         Other                       28.24
                         ---------------------------------
                         Total:                     100.00%
                         =================================

________________________________________________________________________________

15. California

                    California                 Percent
                    ----------------------------------
                    Northern California          48.78%
                    Southern California          51.22
                    ----------------------------------
                    Total:                      100.00%
                    ==================================

________________________________________________________________________________

16. Delinquency*

                         Delinquency*          Percent
                         -----------------------------
                         0-29 days              100.00%
                         -----------------------------
                         Total:                 100.00%
                         =============================
* MBA method

________________________________________________________________________________

17. Times 30 Days DLQ

                         Times 30 Days DLQ    Percent
                         ----------------------------
                         0                      99.60%
                         1                       0.40
                         ----------------------------
                         Total:                100.00%
                         ============================

________________________________________________________________________________

18. Convertible Flag

                         Convertible Flag          Percent
                         ---------------------------------
                         N                          100.00%
                         ---------------------------------
                         Total:                     100.00%
                         =================================

________________________________________________________________________________

19. Buydown Agreement

                         Buydown Agreement        Percent
                         ---------------------------------
                         N                          99.73%
                         Y                           0.27
                         --------------------------------
                         Total:                    100.00%
                         ================================

_______________________________________________________________________________

20. Original Term

                             Original Term       Percent
                             ---------------------------
                             240                    0.18%
                             300                    1.30
                             360                   98.52
                             ---------------------------
                             Total:               100.00%
                             ===========================
W.A.: 359.0 months
Lowest: 240 months
Highest: 360 months

_______________________________________________________________________________

21. Cut-Off Remaining Term

                         Cut-Off Remaining Term    Percent
                         ---------------------------------
                         235 - 240                    0.18%
                         295 - 300                    1.30
                         355 - 360                   98.52
                         ---------------------------------
                         Total:                     100.00%
                         =================================

W.A.: 358.3 months
Lowest: 240 months
Highest: 360 months

________________________________________________________________________________

22. Cutoff Loan Age

                    Cutoff Loan Age   Percent
                    -------------------------
                    0                   44.46%
                    1 - 6               55.54
                    -------------------------
                    Total:             100.00%
                    =========================

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months

________________________________________________________________________________

23. OLTV

                    OLTV                  Percent
                    -----------------------------
                    *** 20.00                0.47%
                    25.01 - 30.00            0.69
                    30.01 - 35.00            1.38
                    35.01 - 40.00            1.34
                    40.01 - 45.00            2.84
                    45.01 - 50.00            4.50
                    50.01 - 55.00            5.14
                    55.01 - 60.00            6.09
                    60.01 - 65.00           11.64
                    65.01 - 70.00           12.46
                    70.01 - 75.00           10.56
                    75.01 - 80.00           40.20
                    80.01 - 85.00            0.63
                    85.01 - 90.00            1.64

*** means less than equal to

                    90.01 - 95.00            0.43
                    -----------------------------
                    Total:                 100.00%
                    =============================

W.A.: 68.65%
Lowest: 11.80%
Highest: 95.00%

________________________________________________________________________________

24. Cut-Off LTV

                    Cut-Off LTV              Percent
                    --------------------------------
                    ***20.00                    0.47%
                    25.01 - 30.00               0.69
                    30.01 - 35.00               1.38
                    35.01 - 40.00               1.34
                    40.01 - 45.00               2.84
                    45.01 - 50.00               4.50
                    50.01 - 55.00               5.14
                    55.01 - 60.00               6.09
                    60.01 - 65.00              11.74
                    65.01 - 70.00              12.47
                    70.01 - 75.00              10.46
                    75.01 - 80.00              40.20
                    80.01 - 85.00               0.63
                    85.01 - 90.00               1.64
                    90.01 - 95.00               0.43
                    --------------------------------
                    Total:                    100.00%
                    ================================

W.A.: 68.60%
Lowest: 11.80%
Highest: 95.00%

*** means less than equal to

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC


________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-09 Group 1
                                30 Yr Fixed Rate

1. Original Balance

     ---------------------------------------------------------------------
                                 Aggregate         Percent
                                  Current         of Loans        W.A.
                                 Principal      by Principal    Original
        Original Balance          Balance          Balance        LTV
     ---------------------------------------------------------------------
         250,001 - 350,000     $ 21,892,451          5.07%       68.25%
     ---------------------------------------------------------------------
         350,001 - 450,000      159,294,474         36.92        70.09
     ---------------------------------------------------------------------
         450,001 - 550,000       97,447,882         22.58        69.17
     ---------------------------------------------------------------------
         550,001 - 650,000       67,777,355         15.71        69.31
     ---------------------------------------------------------------------
         650,001 - 750,000       51,072,792         11.84        66.40
     ---------------------------------------------------------------------
         750,001 - 850,000        4,796,614          1.11        61.55
     ---------------------------------------------------------------------
         850,001 - 950,000       13,604,164          3.15        60.41
     ---------------------------------------------------------------------
       950,001 - 1,050,000       10,900,657          2.53        67.87
     ---------------------------------------------------------------------
     1,050,001 - 1,150,000        2,236,481          0.52        57.22
     ---------------------------------------------------------------------
     1,150,001 - 1,250,000        2,469,641          0.57        61.46
     ---------------------------------------------------------------------
     Total:                    $431,492,512        100.00%       68.65%
     ---------------------------------------------------------------------

Average: $  491,296.38
Lowest:  $  322,750.00
Highest: $1,250,000.00

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-09 Group 1
                                30 Yr Fixed Rate

________________________________________________________________________________

1. Original Balance

                            Number      Aggregate    Percent        Average                                  W.A.       W.A.
                              of         Current     of Loans       Original    W.A.     W.A.     W.A.     Original  Remaining  W.A.
                           Mortgage     Principal  by Principal    Principal    Gross    FICO   Original    Term to    Term to  Loan
Original Balance             Loans       Balance     Balance        Balance    Coupon   Score      LTV     Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000               64  $  21,892,451          5.07%  $ 342,329     5.923%    726     68.25%        358        357     1
350,001 - 450,000              398    159,294,474         36.92      400,660    6.016     735     70.09         359        358     1
450,001 - 550,000              197     97,447,882         22.58      495,010    6.000     730     69.17         359        358     1
550,001 - 650,000              112     67,777,355         15.71      605,544    6.014     751     69.31         359        359     1
650,001 - 750,000               72     51,072,792         11.84      709,794    5.985     729     66.40         359        359     1
750,001 - 850,000                6      4,796,614          1.11      799,833    6.142     763     61.55         360        359     1
850,001 - 950,000               15     13,604,164          3.15      907,507    5.965     739     60.41         360        359     1
950,001 - 1,050,000             11     10,900,657          2.53      991,795    6.056     737     67.87         360        359     1
1,050,001 - 1,150,000            2      2,236,481          0.52    1,118,750    6.311     741     57.22         360        360     0
1,150,001 - 1,250,000            2      2,469,641          0.57    1,238,000    6.506     707     61.46         330        328     2

------------------------------------------------------------------------------------------------------------------------------------
Total:                         879     $431,492,512     100.00%    $491,296    6.009%    735     68.65%     359      358     1
====================================================================================================================================

Average: $491,296.38
Lowest: $322,750.00
Highest: $1,250,000.00

________________________________________________________________________________

2. Gross Coupon

                      Number        Aggregate     Percent      Average                                     W.A.       W.A.
                        of           Current     of Loans      Original     W.A.      W.A.     W.A.     Original   Remaining    W.A.
                     Mortgage       Principal  by Principal   Principal    Gross      FICO   Original   Term to     Term to     Loan
Gross Coupon           Loans         Balance      Balance      Balance     Coupon    Score      LTV     Maturity   Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125               5   $  2,163,492          0.50%   $ 433,660      5.125%    703      53.46%       360         359      1
5.126 - 5.250               6      2,816,595          0.65      470,008      5.250     732      67.81        360         359      1
5.251 - 5.375              14      6,286,721          1.46      449,637      5.375     720      63.64        360         359      1
5.376 - 5.500              61     29,522,232          6.84      484,861      5.500     728      65.20        357         356      1
5.501 - 5.625              41     19,263,075          4.46      470,293      5.625     730      70.42        358         357      1
5.626 - 5.750              81     41,500,106          9.62      512,779      5.750     732      64.53        359         358      1
5.751 - 5.875             144     69,008,807         15.99      479,655      5.875     733      67.22        358         357      1
5.876 - 6.000             184     91,535,042         21.21      497,880      6.000     743      69.19        359         359      1
6.001 - 6.125              97     47,390,689         10.98      488,820      6.125     741      69.84        360         359      1

------------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250             133     66,398,390         15.39      499,482      6.250     737      69.52        360         359      1
6.251 - 6.375              50     23,764,391          5.51      475,616      6.375     733      73.29        358         358      1
6.376 - 6.500              33     16,802,925          3.89      509,555      6.500     727      71.24        360         359      1
6.501 - 6.625              12      5,985,616          1.39      499,106      6.625     735      77.58        360         359      1
6.626 - 6.750               5      2,188,877          0.51      438,100      6.750     725      71.20        360         359      1
6.751 - 6.875               5      2,442,947          0.57      489,000      6.875     700      80.30        360         359      1
6.876 - 7.000               4      2,514,010          0.58      629,000      7.000     730      69.41        360         359      1
7.126 - 7.250               2        882,198          0.20      441,250      7.250     733      61.16        360         360      0
7.501 - 7.625               2      1,026,400          0.24      513,200      7.625     719      74.64        360         360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                    879   $431,492,512        100.00%    $491,296      6.009%    735      68.65%       359         358      1
====================================================================================================================================

W.A.: 6.009%
Lowest: 5.125%
Highest: 7.625%

________________________________________________________________________________


3. Credit Score

                 Number         Aggregate    Percent        Average                                    W.A.        W.A.
                   of            Current     of Loans       Original    W.A.       W.A.      W.A.    Original   Remaining      W.A.
                Mortgage        Principal  by Principal    Principal    Gross      FICO    Original  Term to     Term to       Loan
Credit Score      Loans          Balance     Balance        Balance    Coupon     Score       LTV    Maturity    Maturity      Age
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
825 - 849              2   $     827,785           0.19%   $ 414,750     5.815%     838       79.76%      360         358        2
800 - 824             21       9,801,147           2.27      467,023     6.028      806       69.16       360         360        0
775 - 799            166      84,442,415          19.57      509,014     6.015      784       69.93       359         358        1
750 - 774            195      99,889,057          23.15      512,663     6.009      762       66.89       359         359        1
725 - 749            161      75,533,790          17.51      469,512     5.996      738       69.62       359         359        1
700 - 724            140      67,924,097          15.74      485,741     6.028      713       68.90       359         358        1
675 - 699             94      43,969,472          10.19      468,130     6.047      689       69.49       360         359        1
650 - 674             61      29,233,863           6.78      479,628     5.988      664       65.36       357         356        1
625 - 649             36      18,629,041           4.32      517,984     5.918      638       69.40       359         358        1
600 - 624              3       1,241,846           0.29      414,250     5.715      621       76.81       360         359        1
------------------------------------------------------------------------------------------------------------------------------------
Total:               879   $ 431,492,512         100.00%   $ 491,296     6.009%     735       68.65%      359         358        1
====================================================================================================================================

W.A.: 735
Lowest: 620
Highest: 839

________________________________________________________________________________

4. Index

  Number     Aggregate      Percent        Average                                   W.A.        W.A.
    of        Current      of Loans       Original    W.A.       W.A.      W.A.    Original   Remaining    W.A.
 Mortgage    Principal   by Principal    Principal    Gross      FICO    Original   Term to     Term to    Loan
----------------------------------------------------------------------------------------------------------------

          Number       Aggregate       Percent      Average                                       W.A.           W.A.
            of          Current       of Loans      Original     W.A.      W.A.      W.A.       Original      Remaining     W.A.
         Mortgage      Principal    by Principal   Principal    Gross      FICO    Original      Term to       Term to      Loan
Index      Loans        Balance        Balance      Balance     Coupon    Score       LTV       Maturity       Maturity      Age
--------------------------------------------------------------------------------------------------------------------------------
FIX           879    $431,492,512      100.00%     $491,296     6.009%      735      68.65%          359            358        1
--------------------------------------------------------------------------------------------------------------------------------
Total:        879    $431,492,512      100.00%     $491,296     6.009%      735      68.65%          359            358        1
================================================================================================================================

________________________________________________________________________________

5. Loan Purpose

                        Number       Aggregate      Percent      Average                                    W.A.      W.A.
                          of          Current       of Loans     Original     W.A.     W.A.      W.A.     Original  Remaining  W.A.
                       Mortgage      Principal    by Principal  Principal     Gross    FICO    Original   Term to    Term to   Loan
Loan Purpose            Loans         Balance       Balance      Balance     Coupon   Score       LTV     Maturity  Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        388     $187,999,210       43.57%     $484,990     5.929%    726       63.79%       358       357     1
Purchase                   350      177,420,528       41.12       507,304     6.102     748       75.23        360       359     1
Refinance-Cashout          141       66,072,774       15.31       468,914     5.985     727       64.82        359       359     1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     879     $431,492,512      100.00%     $491,296     6.009%    735       68.65%       359       358     1
===================================================================================================================================

________________________________________________________________________________

6. Property Type

                   Number       Aggregate      Percent        Average                                     W.A.        W.A.
                     of          Current       of Loans       Original      W.A.     W.A.      W.A.     Original   Remaining   W.A.
                  Mortgage      Principal    by Principal    Principal     Gross    FICO     Original   Term to     Term to    Loan
Property Type       Loans        Balance       Balance        Balance      Coupon   Score      LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                  658      $325,184,428       75.36%       $494,577     6.003%     734      67.66%       359         358     1
PUD Detach           156        74,819,953       17.34         480,142     5.991      736      71.55        359         359     1
Condo                 44        21,771,960        5.05         495,309     6.106      754      72.66        360         359     1
PUD Attach            11         4,458,444        1.03         405,628     5.968      738      71.55        360         359     1
2-Family               6         3,324,227        0.77         554,440     6.046      718      72.10        360         359     1
3-Family               1           577,000        0.13         577,000     6.000      779      60.74        360         360     0
Townhouse              1           542,500        0.13         542,500     6.250      732      70.00        360         360     0
4-Family               1           424,000        0.10         424,000     7.625      662      80.00        360         360     0
Cooperative            1           390,000        0.09         390,000     6.250      752      50.13        360         360     0
-----------------------------------------------------------------------------------------------------------------------------------
Total:               879      $431,492,512      100.00%       $491,296     6.009%     735      68.65%       359         358     1
===================================================================================================================================

________________________________________________________________________________

7. Occupancy Status

                    Number        Aggregate      Percent      Average                                   W.A.        W.A.
                      of           Current       of Loans     Original     W.A.      W.A.      W.A.     Original   Remaining   W.A.
                   Mortgage       Principal    by Principal  Principal    Gross     FICO    Original   Term to     Term to    Loan
Occupancy Status     Loans         Balance       Balance      Balance     Coupon    Score      LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary                825     $403,292,218        93.46%     $489,222    6.005%     735       68.63%       359         358     1
Secondary               54       28,200,294         6.54       522,987    6.063      743       68.99        359         358     1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 879     $431,492,512       100.00%     $491,296    6.009%     735       68.65%       359         358     1
===================================================================================================================================

8. Geographic Distribution

                            Number      Aggregate     Percent       Average                                W.A.       W.A.
                              of         Current      of Loans      Original   W.A.     W.A.     W.A.    Original  Remaining  W.A.
                           Mortgage     Principal   by Principal   Principal   Gross    FICO   Original  Term to    Term to   Loan
Geographic Distribution      Loans       Balance      Balance       Balance   Coupon   Score     LTV     Maturity   Maturity  Age
----------------------------------------------------------------------------------------------------------------------------------
California                   431     $215,712,216         49.99%    $500,746    6.040%    741     67.12%     359        359     0
Florida                       62       30,145,121          6.99      486,612    5.985     725     68.93      358        357     1
Virginia                      52       24,036,963          5.57      462,901    5.874     726     72.15      357        356     1
Maryland                      47       22,521,770          5.22      479,771    5.823     725     72.28      359        358     1
North Carolina                34       17,231,795          3.99      507,967    5.971     734     65.56      360        359     1
Texas                         36       17,178,037          3.98      477,704    6.013     733     73.39      357        356     1
South Carolina                23       10,524,070          2.44      457,962    6.006     717     67.58      356        355     1

Georgia                       20        9,712,877          2.25      486,366    5.933     714     71.19      360        359     1
Illinois                      20        9,167,621          2.12      458,594    5.963     753     65.73      360        360     0
Arizona                       18        8,489,386          1.97      472,136    5.907     729     71.47      358        356     1
Colorado                      17        8,235,719          1.91      484,755    6.098     732     72.38      356        356     1
New York                      16        7,631,009          1.77      477,321    6.053     734     72.78      360        359     1
Massachusetts                 15        7,332,560          1.70      489,210    6.111     733     73.65      360        359     1
Nevada                        13        6,921,907          1.60      534,007    6.017     720     67.87      360        359     1
Washington                    11        5,284,654          1.22      480,765    6.133     748     74.70      360        359     1
District of Columbia          11        4,848,812          1.12      441,159    5.903     736     59.84      360        359     1
New Mexico                     8        3,733,847          0.87      467,288    6.074     750     74.87      360        359     1
Missouri                       8        3,608,839          0.84      451,367    6.216     741     66.87      360        359     1
Tennessee                      5        2,890,982          0.67      578,930    5.938     703     76.75      360        359     1
Hawaii                         4        2,574,655          0.60      644,125    6.133     727     64.60      360        359     1
Other                         28       13,709,671          3.18      489,972    6.076     744     69.19      360        359     1
----------------------------------------------------------------------------------------------------------------------------------
Total:                       879     $431,492,512        100.00%    $491,296    6.009%    735     68.65%     359        358     1
==================================================================================================================================

________________________________________________________________________________

9. County Distribution

                        Number     Aggregate      Percent        Average                                    W.A.       W.A.
                          of        Current       of Loans       Original    W.A.      W.A.      W.A.    Original   Remaining   W.A.
                       Mortgage    Principal    by Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
County Distribution      Loans      Balance       Balance        Balance    Coupon    Score      LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA           114    $ 58,512,649         13.56%     $513,548    6.034%     739      68.35%      359        359       1
SANTA CLARA ,CA            53      27,020,025          6.26       510,001    6.061      756      62.36       358        358       0
ORANGE ,CA                 45      22,557,472          5.23       501,509    6.008      734      65.99       360        360       0
SAN MATEO ,CA              35      18,079,163          4.19       516,744    6.161      746      64.27       359        358       0
SAN DIEGO ,CA              34      15,696,128          3.64       462,098    6.091      747      70.49       360        360       0
CONTRA COSTA ,CA           26      13,471,891          3.12       518,359    6.032      733      69.95       360        360       0
ALAMEDA ,CA                27      13,445,213          3.12       498,237    5.989      744      68.15       360        359       1
SAN FRANCISCO ,CA          20       9,782,291          2.27       489,245    5.923      751      69.71       360        360       0
MONTGOMERY ,MD             19       9,512,869          2.20       501,178    5.896      731      68.98       360        359       1
FAIRFAX ,VA                20       9,094,760          2.11       455,310    5.876      728      70.83       360        359       1
Other                     486     234,320,051         54.30       482,647    5.992      730      69.74       359        358       1
------------------------------------------------------------------------------------------------------------------------------------
Total:                    879    $431,492,512        100.00%     $491,296    6.009%     735      68.65%      359        358       1
====================================================================================================================================

                      Number     Aggregate      Percent     Average                              W.A.      W.A.
                        of        Current      of Loans     Original   W.A.   W.A.     W.A.    Original  Remaining  W.A.
                     Mortgage    Principal   by Principal  Principal   Gross  FICO   Original  Term to    Term to   Loan
Original LTV           Loans      Balance       Balance     Balance   Coupon  Score     LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00               2      $867,500        0.20%   $433,750    5.932%   729     12.15%      360         360    0
15.01 - 20.00               2     1,139,000        0.26     569,500    5.832    705     19.02       360         360    0
25.01 - 30.00               5     2,982,124        0.69     597,040    5.866    716     29.16       345         344    1
30.01 - 35.00              13     5,951,964        1.38     458,347    5.891    730     32.77       360         359    1
35.01 - 40.00              11     5,788,112        1.34     526,639    5.933    741     37.93       360         359    1
40.01 - 45.00              23    12,244,864        2.84     532,731    5.973    751     42.60       360         359    1
45.01 - 50.00              36    19,411,613        4.50     539,558    5.920    732     48.16       360         359    1
50.01 - 55.00              46    22,165,392        5.14     482,188    5.949    739     52.67       358         357    0
55.01 - 60.00              55    26,263,220        6.09     477,851    6.019    725     57.94       359         359    1
60.01 - 65.00              94    50,218,169       11.64     534,683    5.932    737     62.76       357         356    1
65.01 - 70.00             107    53,769,157       12.46     503,043    5.997    729     68.29       358         358    1
70.01 - 75.00              95    45,580,590       10.56     480,301    5.987    740     73.16       360         359    1
75.01 - 80.00             361   173,471,870       40.20     480,888    6.056    738     79.28       360         359    1
80.01 - 85.00               7     2,698,534        0.63     385,910    6.119    716     83.81       360         359    1
85.01 - 90.00              17     7,071,478        1.64     416,468    6.173    725     89.27       360         359    1
90.01 - 95.00               5     1,868,926        0.43     374,100    6.465    683     94.13       360         359    1
------------------------------------------------------------------------------------------------------------------------
Total:                    879  $431,492,512      100.00%   $491,296    6.009%   735     68.65%      359         358    1
========================================================================================================================

W.A.: 68.65%
Lowest: 11.80%
Highest: 95.00%

________________________________________________________________________________

11. Original Term

                      Number     Aggregate      Percent     Average                              W.A.       W.A.
                         of       Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                     Mortgage    Principal   by Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
Original Term          Loans      Balance       Balance     Balance   Coupon  Score     LTV    Maturity   Maturity  Age
------------------------------------------------------------------------------------------------------------------------
240                         2  $    772,786         0.18%  $ 386,750  6.095%    722    64.81%       240        240     0
300                        10     5,599,802         1.30     561,088  5.749     724    60.25        300        299     1
360                       867   425,119,924        98.52     490,733  6.012     736    68.77        360        359     1
------------------------------------------------------------------------------------------------------------------------
Total:                    879  $431,492,512       100.00%  $ 491,296  6.009%    735    68.65%       359        358     1
========================================================================================================================

W.A.: 359.0 months
Lowest: 240 months
Highest: 360 months

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-09 Group 2
                                15 Yr Fixed Rate
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $156,372,604.54
Loan Count: 307
Cut-off Date: 2003-11-01
Avg. Loan Balance: $509,357.02
Avg. Orig. Balance: $510,785.06
W.A. FICO*: 740
W.A. Orig. LTV: 57.50%
W.A. Cut-Off LTV: 57.35%
W.A. Gross Coupon: 5.3970%
W.A. Net Coupon: 5.1435%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 178 months
W.A. Rem. Term: 178 months
W.A. Age: 1 months
% over 80 COLTV: 0.79%
% over 100 COLTV: 0.00%
% with PMI: 0.79%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 57.26%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.68%
% Conforming: 0.00%

2. Original Balance

                              -----------------------------
                               Original Balance    Percent
                              -----------------------------

                              -----------------------------
                               250,001 -   350,000   6.05%
                              -----------------------------
                               350,001 -   450,000  30.37
                              -----------------------------
                               450,001 -   550,000  21.08
                              -----------------------------
                               550,001 -   650,000  19.42
                              -----------------------------
                               650,001 -   750,000   8.97
                              -----------------------------
                               750,001 -   850,000   3.08
                              -----------------------------
                               850,001 -   950,000   3.46
                              -----------------------------
                               950,001 - 1,050,000   7.57
                              -----------------------------
                               Total:              100.00%
                              -----------------------------

Average: $510,785.06
Lowest: $322,701.00
Highest: $1,000,000.00

3. Cut-Off Balance

                             ------------------------------
                              Cut-Off Balance      Percent
                             ------------------------------
                              250,001 -   350,000    6.28%
                             ------------------------------
                              350,001 -   450,000   30.14
                             ------------------------------
                              450,001 -   550,000   21.08
                             ------------------------------
                              550,001 -   650,000   19.42
                             ------------------------------
                              650,001 -   750,000    8.97
                             ------------------------------
                              750,001 -   850,000    3.08
                             ------------------------------
                              850,001 -   950,000    3.46
                             ------------------------------
                              950,001 - 1,050,000    7.57
                             ------------------------------
                              Total:               100.00%
                             ------------------------------

Average: $509,357.02
Lowest: $321,493.69
Highest: $1,000,000.00

4. Index
                               -------------------------
                                Index        Percent
                               -------------------------
                                FIX             100.00%
                               -------------------------
                                Total:          100.00%
                               -------------------------

5. Product Type

                               -------------------------
                                Product Type    Percent
                               -------------------------
                                15 YR           100.00%
                               -------------------------
                                Total:          100.00%
                               -------------------------

6. Coupon

                               --------------------------
                                Coupon           Percent
                               --------------------------
                                4.751 - 4.875       0.85%
                               --------------------------
                                4.876 - 5.000       8.05
                               --------------------------
                                5.001 - 5.125      10.89
                               --------------------------
                                5.126 - 5.250      25.61
                               --------------------------
                                5.251 - 5.375      13.06
                               --------------------------
                                5.376 - 5.500      16.63
                               --------------------------
                                5.501 - 5.625       9.62
                               --------------------------
                                5.626 - 5.750       7.86
                               --------------------------
                                5.751 - 5.875       5.44
                               --------------------------
                                5.876 - 6.000       1.11
                               --------------------------

                               --------------------------
                                6.001 - 6.125       0.69
                               --------------------------
                                6.251 - 6.375       0.21
                               --------------------------
                                Total:            100.00%
                               --------------------------

W.A.: 5.397
Lowest: 4.875
Highest: 6.375

7. Credit Score

                               --------------------------
                                Credit Score     Percent
                               --------------------------
                                800 - 849           3.85%
                               --------------------------
                                750 - 799          45.23
                               --------------------------
                                700 - 749          30.62
                               --------------------------
                                650 - 699          17.78
                               --------------------------
                                600 - 649           2.14
                               --------------------------
                                N/A                 0.38
                               --------------------------
                                Total:            100.00%
                               --------------------------

W.A.: 740
Lowest: 628
Highest: 823

8. Lien Position

                               --------------------------
                                Lien Position    Percent
                               --------------------------
                                1                 100.00%
                               --------------------------
                                Total:            100.00%
                               --------------------------

9. Loan Purpose

                               -----------------------------
                                Loan Purpose        Percent
                               -----------------------------
                                Refinance-Rate/Term   65.63%
                               -----------------------------
                                Purchase              18.55
                               -----------------------------
                                Refinance-Cashout     15.81
                               -----------------------------
                                Total:               100.00%
                               -----------------------------

10. Property Type

                               --------------------------
                                Property Type    Percent
                               --------------------------
                                SFR                77.64%
                               --------------------------
                                PUD Detach         17.76
                               --------------------------
                                Condo               3.49
                               --------------------------
                                PUD Attach          0.83
                               --------------------------
                                2-Family            0.27
                               --------------------------
                                Total:            100.00%
                               --------------------------

11. Documentation

                               --------------------------
                                Documentation    Percent
                               --------------------------
                                Rapid              36.83%
                               --------------------------
                                Reduced            34.85
                               --------------------------
                                Standard           26.06
                               --------------------------
                                All Ready Home      2.26
                               --------------------------

                               --------------------------
                                Total:            100.00%
                               --------------------------

12. Occupancy Status

                               --------------------------
                                Occupancy Status Percent
                               --------------------------
                                Primary            91.41%
                               --------------------------
                                Secondary           8.59
                               --------------------------
                                Total:            100.00%
                               --------------------------

13. PMI Providers

                               --------------------------
                                PMI Providers    Percent
                               --------------------------
                                NONE               99.21%
                               --------------------------
                                GEMIC               0.49
                               --------------------------
                                RMIC                0.31
                               --------------------------
                                Total:            100.00%
                               --------------------------

14. State

                               --------------------------
                                State           Percent
                               --------------------------
                                California         49.99%
                               --------------------------
                                Florida              8.99
                               --------------------------
                                Texas                5.21
                               --------------------------

               ---------------------------
               Virginia              4.86
               ---------------------------
               Georgia               3.46
               ---------------------------
               Other                27.49
               ---------------------------
               Total:              100.00%
               ---------------------------

15. California

          ---------------------------------------
          California                     Percent
          ---------------------------------------
          Northern California              34.85%
          ---------------------------------------
          Southern California              65.15
          ---------------------------------------
          Total:                          100.00%
          ---------------------------------------

16. Zip Code

               ----------------------------
               Zip Code            Percent
               ----------------------------
               91011                  1.68%
               ----------------------------
               92651                  1.33
               ----------------------------
               91108                  1.06
               ----------------------------
               91362                  0.96
               ----------------------------
               85253                  0.90
               ----------------------------
               Other                 94.07
               ----------------------------
               Total:               100.00%
               ----------------------------

17. Delinquency*

               -----------------------------
               Delinquency*          Percent
               -----------------------------
               0-29 days             100.00%
               -----------------------------
               Total:                100.00%
               -----------------------------

* MBA method


18. Times 30 Days DLQ

               -----------------------------
               Times 30 Days DLQ     Percent
               -----------------------------
               0                      99.62%
               -----------------------------
               1                       0.38
               -----------------------------
               Total:                100.00%
               -----------------------------

19. Convertible Flag

               -----------------------------
               Convertible Flag      Percent
               -----------------------------
               N                     100.00%
               -----------------------------
               Total:                100.00%
               -----------------------------

20. Buydown Agreement

               -----------------------------
               Buydown Agreement     Percent
               -----------------------------
               N                     100.00%
               -----------------------------

               -----------------------------
               Total:                100.00%
               -----------------------------

21. Original Term

               --------------------------------
               Original Term            Percent
               --------------------------------
               120                        2.32%
               --------------------------------
               144                        0.26
               --------------------------------
               156                        0.31
               --------------------------------
               180                       97.11
               --------------------------------
               Total:                   100.00%
               --------------------------------

W.A.: 178.4 months
Lowest: 120 months
Highest: 180 months

22. Cut-Off Remaining Term

               --------------------------------
               Cut-Off Remaining Term   Percent
               --------------------------------
               115 - 120                  2.32%
               --------------------------------
               121 - 168                  0.57
               --------------------------------
               175 - 180                 97.11
               --------------------------------
               Total:                    100.00%
               --------------------------------

W.A.: 177.8 months
Lowest: 119 months
Highest: 180 months

23. Cutoff Loan Age

               --------------------------------
               Cutoff Loan Age          Percent
               --------------------------------
               0                         45.08%
               --------------------------------
               1 - 6                     54.92
               --------------------------------
               Total:                   100.00%
               --------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

24. OLTV
                    --------------------------------
                    OLTV                     Percent
                    --------------------------------
                    *** 20.00                  3.04%
                    --------------------------------
                    20.01 - 25.00              0.67
                    --------------------------------
                    25.01 - 30.00              1.63
                    --------------------------------
                    30.01 - 35.00              5.42
                    --------------------------------
                    35.01 - 40.00              6.22
                    --------------------------------
                    40.01 - 45.00              8.44
                    --------------------------------
                    45.01 - 50.00              8.01
                    --------------------------------
                    50.01 - 55.00             11.71
                    --------------------------------
                    55.01 - 60.00              7.77
                    --------------------------------
                    60.01 - 65.00              8.08
                    --------------------------------
                    65.01 - 70.00              9.22
                    --------------------------------
                    70.01 - 75.00              8.12
                    --------------------------------
                    75.01 - 80.00             20.86
                    --------------------------------
                    85.01 - 90.00              0.79
                    --------------------------------
                    Total:                   100.00%
                    --------------------------------

*** Less than or equal to

W.A.: 57.50%
Lowest: 5.56%
Highest: 90.00%


25. Cut-Off LTV

                    --------------------------------
                    Cut-Off LTV              Percent
                    --------------------------------
                    *** 20.00                  3.04%
                    --------------------------------
                    20.01 - 25.00              0.67
                    --------------------------------
                    25.01 - 30.00              1.87
                    --------------------------------
                    30.01 - 35.00              5.19
                    --------------------------------
                    35.01 - 40.00              6.91
                    --------------------------------
                    40.01 - 45.00              8.03
                    --------------------------------
                    45.01 - 50.00              8.79
                    --------------------------------
                    50.01 - 55.00             11.09
                    --------------------------------
                    55.01 - 60.00              7.34
                    --------------------------------
                    60.01 - 65.00              8.38
                    --------------------------------
                    65.01 - 70.00              9.52
                    --------------------------------
                    70.01 - 75.00              7.86
                    --------------------------------
                    75.01 - 80.00             20.51
                    --------------------------------
                    85.01 - 90.00              0.79
                    --------------------------------
                    Total:                   100.00%
                    --------------------------------

W.A.: 57.35%
Lowest: 5.54%
Highest: 89.36%

Banc of America Securities LLC

*** Less than or equal to

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-09 Group 2
                                15 Yr Fixed Rate

________________________________________________________________________________

1. Original Balance

                       Number      Aggregate     Percent     Average                                 W.A.       W.A.
                         of         Current      of Loans    Original    W.A.     W.A.    W.A.     Original   Remaining    W.A.
                      Mortgage     Principal   by Principal Principal   Gross     FICO  Original   Term to     Term to     Loan
Original Balance        Loans       Balance      Balance     Balance    Coupon   Score    LTV      Maturity   Maturity      Age
-------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          28   $  9,466,360         6.05%   $338,976    5.421%    736     66.27%       180         179      1
350,001 - 450,000         118     47,484,952        30.37     403,433    5.402     744     57.19        178         178      1
450,001 - 550,000          67     32,966,166        21.08     493,440    5.352     748     60.46        178         177      1
550,001 - 650,000          50     30,362,086        19.42     608,739    5.362     739     58.58        180         179      1
650,001 - 750,000          20     14,031,683         8.97     704,915    5.357     732     53.41        174         173      1
750,001 - 850,000           6      4,809,003         3.08     803,406    5.522     753     50.38        180         179      1
850,001 - 950,000           6      5,415,997         3.46     905,506    5.459     736     68.41        180         179      1
950,001 - 1,050,000        12     11,836,357         7.57     988,790    5.542     718     43.46        180         179      1
-------------------------------------------------------------------------------------------------------------------------------
Total:                    307   $156,372,605       100.00%   $510,785    5.397%    740     57.50%       178         178      1
===============================================================================================================================

Average: $510,785.06
Lowest: $322,701.00
Highest: $1,000,000.00

________________________________________________________________________________

2. Gross Coupon

                       Number     Aggregate       Percent       Average                                    W.A.       W.A.
                         of        Current       of Loans       Original     W.A.     W.A.     W.A.     Original  Remaining  W.A.
                      Mortgage    Principal    by Principal    Principal    Gross     FICO   Original   Term to    Term to   Loan
Gross Coupon            Loans      Balance       Balance        Balance    Coupon    Score      LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875               3   $  1,325,159          0.85%    $ 442,150    4.875%    720     64.02%        180         180     0
4.876 - 5.000              27     12,588,453          8.05       467,734    5.000     733      54.52        180         179     1
5.001 - 5.125              36     17,024,919         10.89       474,935    5.125     748      50.17        180         179     1
5.126 - 5.250              77     40,042,785         25.61       521,487    5.250     738      57.68        178         178     1
5.251 - 5.375              39     20,422,739         13.06       525,554    5.375     746      57.21        176         175     1
5.376 - 5.500              52     26,003,638         16.63       501,083    5.500     747      58.00        178         177     1
5.501 - 5.625              27     15,037,192          9.62       557,625    5.625     728      62.44        180         180     0
5.626 - 5.750              23     12,293,722          7.86       535,927    5.750     740      64.53        180         179     1
5.751 - 5.875              16      8,499,286          5.44       532,641    5.875     741      54.29        180         179     1
5.876 - 6.000               4      1,728,436          1.11       433,600    6.000     753      56.10        180         179     1
6.001 - 6.125               2      1,071,276          0.69       538,400    6.125     718      58.64        141         140     1

6.251 - 6.375               1        335,000          0.21       335,000    6.375     823      78.82        180         180     0
---------------------------------------------------------------------------------------------------------------------------------
Total:                    307   $156,372,605        100.00%    $ 510,785    5.397%    740      57.50%       178         178     1
=================================================================================================================================

W.A.: 5.397%
Lowest: 4.875%
Highest: 6.375%

________________________________________________________________________________

3. Credit Score

                Number       Aggregate     Percent       Average                                      W.A.        W.A.
                  of          Current      of Loans      Original     W.A.      W.A.       W.A.      Original   Remaining    W.A.
               Mortgage      Principal   by Principal   Principal    Gross      FICO     Original    Term to     Term to     Loan
Credit Score     Loans        Balance      Balance       Balance     Coupon    Score       LTV       Maturity    Maturity     Age
--------------------------------------------------------------------------------------------------------------------------------
800 - 824            14   $  6,014,273          3.85%   $ 430,302     5.397%     804       56.05%        175         175      0
775 - 799            52     27,234,420         17.42      525,400     5.402      786       54.21         180         179      1
750 - 774            87     43,490,429         27.81      501,357     5.391      763       58.25         178         178      1
725 - 749            61     30,217,638         19.32      496,560     5.405      739       58.24         179         178      1
700 - 724            35     17,659,306         11.29      505,778     5.408      712       57.23         179         179      1
675 - 699            32     17,603,247         11.26      552,037     5.411      687       58.42         176         176      1
650 - 674            19     10,201,633          6.52      538,326     5.327      664       57.60         180         179      1
625 - 649             6      3,350,657          2.14      558,698     5.463      641       64.62         173         173      0

N/A                   1        601,002          0.38      610,000     5.250        0       70.11         180         176      4
-------------------------------------------------------------------------------------------------------------------------------
Total:              307   $156,372,605        100.00%   $ 510,785     5.397%     740       57.50%        178         178      1
===============================================================================================================================

W.A.: 740
Lowest: 628
Highest: 823

________________________________________________________________________________

4. Index

           Number      Aggregate      Percent        Average                                       W.A.        W.A.
             of         Current       of Loans      Original      W.A.      W.A.      W.A.       Original    Remaining     W.A.
          Mortgage     Principal    by Principal    Principal    Gross      FICO    Original     Term to      Term to      Loan
Index       Loans       Balance       Balance        Balance     Coupon    Score       LTV       Maturity    Maturity       Age
-------------------------------------------------------------------------------------------------------------------------------
FIX            307   $156,372,605       100.00%     $510,785     5.397%      740      57.50%          178          178        1
-------------------------------------------------------------------------------------------------------------------------------
Total:         307   $156,372,605       100.00%     $510,785     5.397%      740      57.50%          178          178        1
===============================================================================================================================

________________________________________________________________________________

5. Loan Purpose

                       Number      Aggregate      Percent      Average                                  W.A.       W.A.
                         of         Current      of Loans      Original    W.A.     W.A.    W.A.      Original  Remaining  W.A.
                      Mortgage     Principal   by Principal   Principal    Gross    FICO  Original    Term to    Term to   Loan
Loan Purpose           Loans        Balance      Balance       Balance    Coupon   Score     LTV      Maturity   Maturity  Age
-------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term       203    $102,630,406        65.63%    $507,161    5.361%    738     54.91%        178        178    1
Purchase                   56      29,012,497        18.55      519,248    5.550     754     70.01         180        179    1
Refinance-Cashout          48      24,729,701        15.81      516,239    5.367     733     53.58         177        176    1
-------------------------------------------------------------------------------------------------------------------------------
Total:                    307    $156,372,605       100.00%    $510,785    5.397%    740     57.50%        178        178    1
===============================================================================================================================

________________________________________________________________________________

6. Property Type

                   Number        Aggregate     Percent       Average                                     W.A.        W.A.
                     of           Current      of Loans      Original     W.A.      W.A.     W.A.      Original   Remaining    W.A.
                  Mortgage       Principal   by Principal   Principal     Gross     FICO   Original    Term to     Term to     Loan
Property Type       Loans         Balance      Balance       Balance     Coupon    Score      LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
SFR                   238     $121,412,653        77.64%     $511,615     5.374%    740      55.85%        178          178      1
PUD Detach             53       27,776,554        17.76       525,264     5.456     739      63.75         179          178      1
Condo                  12        5,449,650         3.49       455,737     5.545     756      59.15         180          179      1
PUD Attach              3        1,304,310         0.83       435,933     5.725     758      73.59         180          179      1
2-Family                1          429,437         0.27       431,000     5.375     734      51.31         180          179      1

--------------------------------------------------------------------------------------------------------------------------------
Total:                           307  $156,372,605       100.00%  $ 510,785   5.397%    740    57.50%       178        178     1
================================================================================================================================

________________________________________________________________________________

7. Occupancy Status

                             Number     Aggregate      Percent     Average                               W.A.      W.A.
                               of        Current      of Loans     Original   W.A.    W.A.      W.A.   Original  Remaining  W.A.
                            Mortgage    Principal   by Principal  Principal   Gross   FICO   Original  Term to   Term to    Loan
Occupancy Status              Loans      Balance       Balance     Balance    Coupon  Score    LTV     Maturity  Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Primary                          280  $142,934,571        91.41%  $  511,933  5.378%    739    56.72%       178        178     1
Secondary                         27    13,438,034         8.59      498,875  5.598     753    65.76        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                           307  $156,372,605       100.00%  $  510,785  5.397%    740    57.50%       178        178     1
================================================================================================================================

________________________________________________________________________________

8. Geographic Distribution

                             Number     Aggregate      Percent      Average                              W.A.      W.A.
                               of        Current      of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                            Mortgage    Principal   by Principal   Principal  Gross    FICO  Original  Term to   Term to    Loan
Geographic Distribution       Loans      Balance       Balance      Balance   Coupon  Score     LTV    Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
California                       150  $ 78,173,994        49.99%  $  522,945  5.365%    745    52.40%       178        178     1
Florida                           26    14,050,775         8.99      541,786  5.475     743    56.32        180        179     1
Texas                             15     8,147,955         5.21      544,653  5.425     733    67.42        180        180     0
Virginia                          16     7,599,779         4.86      475,924  5.398     740    68.87        174        174     1
Georgia                           12     5,412,966         3.46      451,517  5.444     707    56.74        180        180     0
Illinois                           9     4,470,944         2.86      497,133  5.331     744    60.35        180        180     0
Maryland                           9     4,469,847         2.86      497,984  5.484     735    67.53        175        174     0
North Carolina                     9     4,366,878         2.79      486,365  5.498     744    66.62        175        174     1
New York                           8     4,181,129         2.67      524,350  5.395     744    44.23        180        179     1
Arizona                            7     3,958,923         2.53      567,164  5.418     726    59.88        180        180     0
South Carolina                     8     3,300,436         2.11      413,027  5.402     752    73.08        173        172     0
Nevada                             7     2,643,312         1.69      378,329  5.415     742    62.89        180        179     1
Colorado                           4     2,149,540         1.37      537,385  5.432     713    66.93        175        175     0
Minnesota                          3     1,642,450         1.05      547,483  5.350     710    71.21        180        180     0
Connecticut                        2     1,419,412         0.91      711,500  5.388     792    58.85        180        179     1
Oregon                             1       996,525         0.64    1,000,000  5.875     714    54.05        180        179     1
New Jersey                         2       985,000         0.63      492,500  5.547     735    72.87        180        180     0
Indiana                            2       961,430         0.61      481,500  5.549     751    70.16        180        180     0
Tennessee                          2       930,856         0.60      466,500  5.242     695    72.28        180        179     1
Oklahoma                           2       868,509         0.56      435,000  5.431     726    80.00        180        180     0
Other                             13     5,641,943         3.61      435,633  5.331     733    63.42        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                           307  $156,372,605       100.00%  $  510,785  5.397%    740    57.50%       178        178     1
================================================================================================================================

________________________________________________________________________________

9. County Distribution

                             Number     Aggregate      Percent      Average                              W.A.       W.A.
                               of        Current      of Loans     Original    W.A.   W.A.     W.A.    Original  Remaining  W.A.
                            Mortgage    Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to   Loan
County Distribution           Loans      Balance       Balance      Balance   Coupon  Score     LTV    Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA                   46  $ 25,592,583        16.37%  $  558,285  5.360%    741    54.40%       177        176     1
ORANGE ,CA                        21    12,335,268         7.89      589,141  5.371     730    47.44        180        179     1
SANTA CLARA ,CA                   13     6,710,349         4.29      517,496  5.336     762    52.48        180        179     1
SAN DIEGO ,CA                      8     4,141,420         2.65      520,075  5.295     749    48.95        172        171     1
VENTURA ,CA                        7     4,047,883         2.59      578,846  5.443     731    61.66        180        180     0
SAN FRANCISCO ,CA                  8     3,784,738         2.42      474,363  5.292     778    41.80        180        179     1
SAN MATEO ,CA                      8     3,343,065         2.14      419,588  5.529     741    40.54        180        179     1
FAIRFAX ,VA                        6     3,070,501         1.96      512,994  5.402     727    64.35        180        179     1

MARICOPA ,AZ                       5     2,740,923         1.75      550,429  5.492     728    55.52        180        180     0
FULTON ,GA                         5     2,602,264         1.66      521,500  5.338     701    43.75        180        179     1
Other                            180    88,003,611        56.28      490,160  5.417     740    61.96        179        178     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                           307  $156,372,605       100.00%  $  510,785  5.397%    740    57.50%       178        178     1
================================================================================================================================

________________________________________________________________________________

10. Original LTV

                             Number     Aggregate     Percent      Average                               W.A.       W.A.
                               of        Current      of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                            Mortgage    Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to   Loan
Original LTV                  Loans      Balance       Balance     Balance    Coupon  Score     LTV    Maturity  Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                       2  $  1,408,627         0.90%  $  707,600  5.500%    720     6.58%       180        179     1
10.01 - 15.00                      2     1,072,076         0.69      538,550  5.218     690    13.27        180        179     1
15.01 - 20.00                      4     2,278,406         1.46      570,222  5.356     752    18.53        180        180     0
20.01 - 25.00                      2     1,046,617         0.67      524,000  5.720     730    22.91        180        180     0
25.01 - 30.00                      4     2,548,404         1.63      639,450  5.173     737    27.12        180        179     1
30.01 - 35.00                     15     8,481,828         5.42      568,096  5.379     750    32.23        176        176     1
35.01 - 40.00                     18     9,730,809         6.22      542,466  5.367     750    37.25        175        174     1
40.01 - 45.00                     26    13,202,294         8.44      509,834  5.290     760    42.25        179        178     1

45.01 - 50.00                     26    12,526,781         8.01      482,932  5.506     748    47.64        175        174     1
50.01 - 55.00                     34    18,315,091        11.71      539,864  5.364     733    52.50        180        179     1
55.01 - 60.00                     26    12,152,230         7.77      468,741  5.381     740    57.43        180        179     1
60.01 - 65.00                     24    12,634,941         8.08      527,207  5.417     727    63.07        178        178     0
65.01 - 70.00                     28    14,417,545         9.22      516,191  5.308     733    67.45        180        179     1
70.01 - 75.00                     24    12,705,168         8.12      531,220  5.319     732    72.52        177        176     1
75.01 - 80.00                     69    32,615,403        20.86      473,769  5.508     742    79.19        180        179     1
85.01 - 90.00                      3     1,236,385         0.79      415,343  5.447     754    88.66        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                           307  $156,372,605       100.00%  $  510,785  5.397%    740    57.50%       178        178     1
================================================================================================================================

W.A.: 57.50%
Lowest: 5.56%
Highest: 90.00%

________________________________________________________________________________

11. Original Term

                             Number     Aggregate     Percent      Average                               W.A.       W.A.
                               of       Current       of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                            Mortgage    Principal   by Principal  Principal   Gross   FICO   Original   Term to   Term to   Loan
Original Term                 Loans     Balance       Balance      Balance    Coupon  Score    LTV     Maturity   Maturity  Age
--------------------------------------------------------------------------------------------------------------------------------
120                                7  $  3,631,366         2.32%  $  519,867  5.516%    736    48.88%       120        120     0
144                                1       403,572         0.26      405,600  5.250     719    42.69        144        143     1
156                                1       483,000         0.31      483,000  5.500     739    79.05        156        156     0
180                              298   151,854,667        97.11      511,018  5.394     741    57.68        180        179     1
--------------------------------------------------------------------------------------------------------------------------------
Total:                           307  $156,372,605       100.00%  $  510,785  5.397%    740    57.50%       178        178     1
================================================================================================================================

W.A.: 178.4 months
Lowest: 120 months
Highest: 180 months

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-09 Group 3
                           30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

________________________________________________________________________________

1. General Pool Characteristics

Pool Size: $68,653,724.00
Loan Count: 136
Cut-off Date: 2003-11-01
Avg. Loan Balance: $504,806.79
Avg. Orig. Balance: $505,017.14
W.A. FICO*: 740
W.A. Orig. LTV: 68.04%
W.A. Cut-Off LTV: 68.01%
W.A. Gross Coupon: 6.0318%
W.A. Net Coupon: 5.7783%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 1.07%
% over 100 COLTV: 0.00%
% with PMI: 1.07%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.79%
W.A. MI Adjusted LTV: 67.83%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.14%
% Conforming: 0.56%

________________________________________________________________________________

2. Original Balance

                      Original Balance          Percent
                      ---------------------------------

                      250,001 - 350,000            2.49%
                      350,001 - 450,000           37.74
                      450,001 - 550,000           23.16
                      550,001 - 650,000           13.92
                      650,001 - 750,000           11.38
                      750,001 - 850,000            2.28
                      850,001 - 950,000            1.27
                      950,001 - 1,050,000          4.35
                      1,150,001 - 1,250,000        3.41
                      ---------------------------------
                      Total:                     100.00%
                      =================================

Average: $505,017.14
Lowest: $330,000.00
Highest: $1,180,000.00

________________________________________________________________________________

3. Cut-Off Balance

                      Cut-Off Balance           Percent
                      ---------------------------------
                      250,001 - 350,000            2.49%
                      350,001 - 450,000           37.74
                      450,001 - 550,000           23.16
                      550,001 - 650,000           13.92
                      650,001 - 750,000           11.38
                      750,001 - 850,000            2.28
                      850,001 - 950,000            1.27
                      950,001 - 1,050,000          4.35
                      1,150,001 - 1,250,000        3.41
                      ---------------------------------
                      Total:                     100.00%
                      =================================

Average: $504,806.79
Lowest: $330,000.00
Highest: $1,178,853.11

________________________________________________________________________________

4. Index

                      Index             Percent
                      -------------------------
                      FIX                100.00%
                      -------------------------
                      Total:             100.00%
                      =========================

________________________________________________________________________________

5. Product Type

                      Product Type      Percent
                      -------------------------
                      30 YR              100.00%
                      -------------------------
                      Total:             100.00%
                      =========================

________________________________________________________________________________

6. Coupon

                      Coupon            Percent
                      -------------------------
                      5.251 - 5.375        0.54%
                      5.376 - 5.500        3.21
                      5.501 - 5.625        2.11
                      5.626 - 5.750        6.16
                      5.751 - 5.875       23.96
                      5.876 - 6.000       23.85
                      6.001 - 6.125       14.53
                      6.126 - 6.250       15.99
                      6.251 - 6.375        2.71

                      6.376 - 6.500        5.83
                      6.501 - 6.625        1.12
                      -------------------------
                      Total:             100.00%
                      =========================

W.A.: 6.032
Lowest: 5.375
Highest: 6.625

________________________________________________________________________________

7. Credit Score

                      Credit Score      Percent
                      --------------------------
                      800 - 849            1.84%
                      750 - 799           42.19
                      700 - 749           39.29
                      650 - 699           16.07
                      600 - 649            0.61
                      -------------------------
                      Total:             100.00%
                      =========================

W.A.: 740
Lowest: 638
Highest: 817

________________________________________________________________________________

8. Lien Position

                      Lien Position     Percent
                      --------------------------
                      1                  100.00%
                      -------------------------
                      Total:             100.00%
                      =========================

________________________________________________________________________________

9. Loan Purpose

                      Loan Purpose              Percent
                      ---------------------------------
                      Refinance-Rate/Term         45.22%
                      Purchase                    37.37
                      Refinance-Cashout           17.41
                      ---------------------------------
                      Total:                     100.00%
                      =================================

________________________________________________________________________________

10. Property Type

                      Property Type     Percent
                      -------------------------
                      SFR                 77.60%
                      PUD Detach          14.37
                      Condo                5.53
                      2-Family             1.36
                      PUD Attach           1.15
                      -------------------------
                      Total:             100.00%
                      =========================

________________________________________________________________________________

11. Documentation

                      Documentation     Percent
                      Rapid               53.49%
                      Standard            27.23
                      Reduced             19.28
                      -------------------------
                      Total:             100.00%
                      =========================

________________________________________________________________________________

12. Occupancy Status

                         Occupancy Status   Percent
                         --------------------------
                         Primary             99.15%
                         Secondary            0.85
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

13. PMI Providers

                         PMI Providers      Percent
                         --------------------------
                         NONE                98.93%
                         PMIC                 1.07
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

14. State

                         State              Percent
                         --------------------------
                         California         100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

15. California

                         California              Percent
                         -------------------------------
                         Northern California      50.77%
                         Southern California      49.23
                         -------------------------------
                         Total:                  100.00%
                         ===============================

________________________________________________________________________________

16. Zip Code

                         Zip Code           Percent
                         --------------------------
                         94563                3.14%
                         90274                2.85
                         92679                2.72
                         94110                2.64
                         91709                1.84
                         Other               86.79
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

17. Delinquency*

                         Delinquency*       Percent
                         --------------------------
                         0-29 days          100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================

* MBA method

________________________________________________________________________________

18. Times 30 Days DLQ

                         Times 30 Days DLQ  Percent
                         --------------------------
                         0                  100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

19. Convertible Flag

                         Convertible Flag   Percent
                         --------------------------
                         N                  100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

20. Buydown Agreement

                         Buydown Agreement  Percent
                         --------------------------
                         N                   99.28%
                         Y                    0.72
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

21. Original Term

                         Original Term      Percent
                         --------------------------

                         300                  0.51%
                         360                 99.49
                         --------------------------
                         Total:             100.00%
                         ==========================

W.A.: 359.7 months
Lowest: 300 months
Highest: 360 months

________________________________________________________________________________

22. Cut-Off Remaining Term

                    Cut-Off Remaining Term       Percent
                    ------------------------------------
                    295 - 300                      0.51%
                    355 - 360                     99.49
                    ------------------------------------
                    Total:                       100.00%
                    ====================================

W.A.: 359.3 months
Lowest: 299 months
Highest: 360 months

________________________________________________________________________________

23. Cutoff Loan Age

                         Cutoff Loan Age    Percent
                         --------------------------
                         0                   58.34%
                         1 - 6               41.66
                         --------------------------
                         Total:             100.00%
                         ==========================

W.A.: 0.4 months
Lowest: 0 months
Highest: 1 months

________________________________________________________________________________

24. OLTV

                         OLTV               Percent
                         --------------------------
                         30.01 - 35.00        2.51%
                         35.01 - 40.00        2.61
                         40.01 - 45.00        1.43
                         45.01 - 50.00        4.77
                         50.01 - 55.00        3.10
                         55.01 - 60.00        8.65
                         60.01 - 65.00       14.39
                         65.01 - 70.00       11.65
                         70.01 - 75.00       13.86
                         75.01 - 80.00       35.98
                         80.01 - 85.00        0.51
                         85.01 - 90.00        0.56
                         --------------------------
                         Total:             100.00%
                         ==========================

W.A.: 68.04%
Lowest: 31.30%
Highest: 90.00%

________________________________________________________________________________

25. Cut-Off LTV

                         Cut-Off LTV        Percent
                         --------------------------
                         30.01 - 35.00        2.51%
                         35.01 - 40.00        2.61
                         40.01 - 45.00        1.43
                         45.01 - 50.00        4.77
                         50.01 - 55.00        3.10
                         55.01 - 60.00        8.65

                         60.01 - 65.00       14.39
                         65.01 - 70.00       11.65
                         70.01 - 75.00       13.86
                         75.01 - 80.00       35.98
                         80.01 - 85.00        0.51
                         85.01 - 90.00        0.56
                         --------------------------
                         Total:             100.00%
                         ==========================

W.A.: 68.01%
Lowest: 31.30%
Highest: 89.91%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-09
                         15 & 30 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

________________________________________________________________________________

1. General Pool Characteristics

Pool Size: $127,493,827.61
Loan Count: 248
Cut-off Date: 2003-11-01
Avg. Loan Balance: $514,088.01
Avg. Orig. Balance: $515,035.08
W.A. FICO*: 742
W.A. Orig. LTV: 61.20%
W.A. Cut-Off LTV: 61.11%
W.A. Gross Coupon: 5.7228%
W.A. Net Coupon: 5.4693%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 277 months
W.A. Rem. Term: 276 months
W.A. Age: 1 months
% over 80 COLTV: 0.58%
% over 100 COLTV: 0.00%
% with PMI: 0.58%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.79%
W.A. MI Adjusted LTV: 61.01%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.93%
% Conforming: 0.30%

________________________________________________________________________________

2. Original Balance
                      Original Balance          Percent
                      ---------------------------------

                      250,001 - 350,000            2.14%
                      350,001 - 450,000           32.67
                      450,001 - 550,000           25.20
                      550,001 - 650,000           15.53
                      650,001 - 750,000           12.81
                      750,001 - 850,000            3.12
                      850,001 - 950,000            2.79
                      950,001 - 1,050,000          3.91
                      1,150,001 - 1,250,000        1.83
                      ---------------------------------
                      Total:                     100.00%
                      =================================

Average: $515,035.08
Lowest: $330,000.00
Highest: $1,180,000.00

________________________________________________________________________________

3. Cut-Off Balance
                      Cut-Off Balance           Percent
                      ---------------------------------
                      250,001 - 350,000            2.42%
                      350,001 - 450,000           33.10
                      450,001 - 550,000           24.92
                      550,001 - 650,000           15.10
                      650,001 - 750,000           12.81
                      750,001 - 850,000            3.12
                      850,001 - 950,000            2.79
                      950,001 - 1,050,000          3.91
                      1,150,001 - 1,250,000        1.83
                      ---------------------------------
                      Total:                     100.00%
                      =================================

Average: $514,088.01
Lowest: $330,000.00
Highest: $1,178,853.11

________________________________________________________________________________

4. Index

                         Index             Percent
                         -------------------------
                         FIX               100.00%
                         ------------------------
                         Total:            100.00%
                         ========================

________________________________________________________________________________

5. Product Type
                      Product Type         Percent
                      ----------------------------
                      30 YR                  53.85%
                      15 YR                  46.15
                      ----------------------------
                      Total:                100.00%
                      ============================

________________________________________________________________________________

6. Coupon
                      Coupon                Percent
                      -----------------------------
                      4.751 - 4.875            0.72%
                      4.876 - 5.000            4.60
                      5.001 - 5.125            5.60
                      5.126 - 5.250           14.60
                      5.251 - 5.375            6.25
                      5.376 - 5.500            7.61
                      5.501 - 5.625            2.16
                      5.626 - 5.750            5.91

                      5.751 - 5.875             17.09
                      5.876 - 6.000             13.39
                      6.001 - 6.125              8.26
                      6.126 - 6.250              8.61
                      6.251 - 6.375              1.46
                      6.376 - 6.500              3.14
                      6.501 - 6.625              0.60
                      -------------------------------
                      Total:                   100.00%
                      ===============================

W.A.: 5.723
Lowest: 4.875
Highest: 6.625

________________________________________________________________________________

7. Credit Score
                      Credit Score            Percent
                      -------------------------------
                      800 - 849                  1.96%
                      750 - 799                 45.04
                      700 - 749                 35.16
                      650 - 699                 17.12
                      600 - 649                  0.71
                      -------------------------------
                      Total:                   100.00%
                      ===============================

W.A.: 742
Lowest: 631
Highest: 817

________________________________________________________________________________

8. Lien Position
                      Lien Position        Percent
                      ----------------------------

                      1                         100.00%
                      --------------------------------
                      Total:                    100.00%
                      ================================

________________________________________________________________________________

9. Loan Purpose

                      Loan Purpose              Percent
                      ---------------------------------
                      Refinance-Rate/Term         57.36%
                      Purchase                    24.53
                      Refinance-Cashout           18.11
                      ---------------------------------
                      Total:                     100.00%
                      =================================

________________________________________________________________________________

10. Property Type
                      Property Type             Percent
                      ---------------------------------
                      SFR                         81.21%
                      PUD Detach                  14.14
                      Condo                        3.30
                      2-Family                     0.73
                      PUD Attach                   0.62
                      ---------------------------------
                      Total:                     100.00%
                      =================================

________________________________________________________________________________

11. Documentation

                         Documentation      Percent
                         --------------------------
                         Rapid               45.04%
                         Reduced             28.14
                         Standard            26.43
                         All Ready Home       0.38
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

12. Occupancy Status

                         Occupancy Status   Percent
                         --------------------------
                         Primary             96.70%
                         Secondary            3.30
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

13. PMI Providers

                         PMI Providers      Percent
                         --------------------------
                         NONE                99.42%
                         PMIC                 0.58
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

14. State

                         State              Percent
                         --------------------------
                         California         100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================
________________________________________________________________________________

15. Zip Code

                         Zip Code           Percent
                         --------------------------
                         90274                1.93%
                         90049                1.76
                         94110                1.76
                         94563                1.69
                         92651                1.63
                         Other               91.22
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

16. Delinquency*

                         Delinquency*       Percent
                         --------------------------
                         0-29 days          100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================
* MBA method

________________________________________________________________________________
17. Times 30 Days DLQ

                         Times 30 Days DLQ  Percent
                         --------------------------
                         0                  100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================

________________________________________________________________________________

18. Convertible Flag

                         Convertible Flag   Percent
                         --------------------------
                         N                  100.00%
                         --------------------------
                         Total:             100.00%
                         ==========================
________________________________________________________________________________
19. Buydown Agreement

                         Buydown Agreement Percent
                         --------------------------
                         N                   99.61%
                         Y                    0.39
                         --------------------------
                         Total:             100.00%
                         ==========================
________________________________________________________________________________
20. Original Term

                         Original Term      Percent
                         --------------------------
                         180                 46.15%
                         300                  0.27
                         360                 53.57

                         --------------------------
                         Total:             100.00%
                         ==========================

W.A.: 276.8 months
Lowest: 180 months
Highest: 360 months

________________________________________________________________________________
21. Cut-Off Remaining Term

                    Cut-Off Remaining Term       Percent
                    ------------------------------------
                    175 - 180                      46.15%
                    295 - 300                       0.27
                    355 - 360                      53.57
                    ------------------------------------
                    Total:                        100.00%
                    ====================================

W.A.: 276.1 months
Lowest: 178 months
Highest: 360 months

________________________________________________________________________________
22. Cutoff Loan Age

                         Cutoff Loan Age   Percent
                         -------------------------
                         0                   44.29%
                         1 - 6               55.71
                         -------------------------
                         Total:             100.00%
                         =========================

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

________________________________________________________________________________

23. OLTV

                         OLTV               Percent
                         --------------------------
                         ***20.00             1.06%
                         20.01 - 25.00        0.32
                         25.01 - 30.00        3.42
                         30.01 - 35.00        3.55
                         35.01 - 40.00        2.70
                         40.01 - 45.00        7.80
                         45.01 - 50.00        8.85
                         50.01 - 55.00        5.24
                         55.01 - 60.00        9.02
                         60.01 - 65.00       11.21
                         65.01 - 70.00       10.77
                         70.01 - 75.00       11.20
                         75.01 - 80.00       24.28
                         80.01 - 85.00        0.28
                         85.01 - 90.00        0.30
                         --------------------------
                         Total:             100.00%
                         ==========================

***= Less than or equal to
W.A.: 61.20%
Lowest: 15.65%
Highest: 90.00%

________________________________________________________________________________
24. Cut-Off LTV

                         Cut-Off LTV        Percent
                         ***20.00             1.06%
                         20.01 - 25.00        0.32
                         25.01 - 30.00        3.42
                         30.01 - 35.00        3.55

                         35.01 - 40.00        3.04
                         40.01 - 45.00        7.46
                         45.01 - 50.00        8.85
                         50.01 - 55.00        5.77
                         55.01 - 60.00        8.50
                         60.01 - 65.00       11.54
                         65.01 - 70.00       10.83
                         70.01 - 75.00       10.80
                         75.01 - 80.00       24.28
                         80.01 - 85.00        0.28
                         85.01 - 90.00        0.30
                         --------------------------
                         Total:             100.00%
                         ==========================

***= Less than or equal to
W.A.: 61.11%
Lowest: 15.54%
Highest: 89.91%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC


________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2003-09
                         15 & 30 Yr Fixed Rate - 100% CA

________________________________________________________________________________

1. Original Balance

                           Number     Aggregate     Percent       Average                                 W.A.       W.A.
                             of        Current      of Loans      Original     W.A.    W.A.     W.A.    Original  Remaining   W.A.
                          Mortgage    Principal   by Principal   Principal    Gross    FICO   Original  Term to    Term to    Loan
Original Balance            Loans      Balance       Balance      Balance     Coupon   Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000                8  $  2,731,159         2.14%  $  342,118    5.782%    749     56.89%       285        284      1
350,001 - 450,000              103    41,656,370        32.67      405,126    5.790     746     61.83        292        291      1
450,001 - 550,000               65    32,123,548        25.20      495,271    5.664     740     61.71        269        268      1
550,001 - 650,000               33    19,800,875        15.53      601,191    5.705     743     61.32        267        266      1
650,001 - 750,000               23    16,330,029        12.81      711,361    5.689     754     66.52        266        265      1
750,001 - 850,000                5     3,980,037         3.12      796,700    5.615     731     58.45        251        250      0
850,001 - 950,000                4     3,551,621         2.79      890,500    5.647     694     44.32        224        223      1
950,001 - 1,050,000              5     4,981,336         3.91      997,000    5.700     733     52.89        288        288      0
1,150,001 - 1,250,000            2     2,338,853         1.83    1,170,000    6.001     720     57.96        360        359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                         248  $127,493,828       100.00%  $  515,035    5.723%    742     61.20%       277        276      1
==================================================================================================================================

Average: $515,035.08
Lowest: $330,000.00
Highest: $1,180,000.00

________________________________________________________________________________

2. Gross Coupon


                           Number     Aggregate      Percent      Average                                 W.A.      W.A.
                             of        Current      of Loans      Original     W.A.     W.A.    W.A.    Original  Remaining   W.A.
                          Mortgage    Principal   by Principal   Principal    Gross    FICO   Original   Term to   Term to    Loan
Gross Coupon                Loans      Balance       Balance      Balance     Coupon   Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875                    2  $    913,375         0.72%  $  458,421    4.875%     763    44.95%       180        179      1
4.876 - 5.000                   12     5,864,265         4.60      491,374    5.000      744    53.30        180        179      1
5.001 - 5.125                   14     7,140,715         5.60      512,589    5.125      759    52.26        180        179      1
5.126 - 5.250                   34    18,615,237        14.60      549,202    5.250      748    46.03        180        179      1
5.251 - 5.375                   15     7,972,836         6.25      533,225    5.375      731    55.21        188        188      1
5.376 - 5.500                   20     9,702,500         7.61      486,576    5.500      744    60.43        221        220      1
5.501 - 5.625                    6     2,759,966         2.16      460,614    5.625      744    61.28        274        274      1
5.626 - 5.750                   15     7,534,564         5.91      502,739    5.750      735    59.53        281        281      0
5.751 - 5.875                   39    21,791,650        17.09      559,128    5.875      740    64.86        316        316      0
5.876 - 6.000                   34    17,065,631        13.39      502,160    6.000      747    70.88        353        352      0
6.001 - 6.125                   21    10,525,199         8.26      501,571    6.125      745    69.55        349        348      1

6.126 - 6.250                   22    10,979,912         8.61      499,377    6.250      734    69.72        360        359      1
6.251 - 6.375                    4     1,860,246         1.46      465,400    6.375      743    67.98        360        359      1
6.376 - 6.500                    8     4,000,108         3.14      500,369    6.500      726    66.71        360        359      1
6.501 - 6.625                    2       767,622         0.60      384,150    6.625      733    79.46        360        359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                         248  $127,493,828       100.00%  $  515,035    5.723%     742    61.20%       277        276      1
==================================================================================================================================

W.A.: 5.723%
Lowest: 4.875%
Highest: 6.625%

________________________________________________________________________________

3. Credit Score

                           Number     Aggregate     Percent       Average                                 W.A.       W.A.
                             of        Current      of Loans     Original     W.A.      W.A.    W.A.    Original  Remaining   W.A.
                          Mortgage    Principal   by Principal   Principal   Gross      FICO  Original   Term to   Term to    Loan
Credit Score                Loans      Balance      Balance       Balance    Coupon    Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
800 - 824                        6  $  2,496,057         1.96%  $  417,098    5.616%     807    54.72%       271        270      1
775 - 799                       62    31,461,816        24.68      508,817    5.616      786    58.00        256        255      1
750 - 774                       49    25,967,410        20.37      530,696    5.779      761    64.08        289        288      1
725 - 749                       57    28,459,256        22.32      500,215    5.744      737    60.04        281        280      1
700 - 724                       32    16,366,123        12.84      511,932    5.799      715    64.21        300        300      0

675 - 699                       28    15,767,865        12.37      563,849    5.732      687    62.53        273        272      1
650 - 674                       12     6,064,129         4.76      506,704    5.789      668    63.27        266        265      1
625 - 649                        2       911,173         0.71      456,499    5.471      634    52.96        263        262      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                         248  $127,493,828       100.00%  $  515,035    5.723%     742    61.20%       277        276      1
==================================================================================================================================

W.A.: 742
Lowest: 631
Highest: 817

________________________________________________________________________________

4. Index

                           Number     Aggregate     Percent      Average                                  W.A.      W.A.
                             of        Current      of Loans     Original     W.A.     W.A.     W.A.    Original  Remaining   W.A.
                          Mortgage    Principal   by Principal   Principal   Gross     FICO   Original   Term to   Term to    Loan
Index                      Loans       Balance       Balance      Balance    Coupon   Score     LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
FIX                            248  $127,493,828       100.00%  $  515,035    5.723%     742    61.20%       277        276      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                         248  $127,493,828       100.00%  $  515,035    5.723%     742    61.20%       277        276      1
==================================================================================================================================

________________________________________________________________________________

5. Loan Purpose

                            Number    Aggregate      Percent      Average                                 W.A.      W.A.
                             of        Current      of Loans     Original     W.A.     W.A.     W.A.    Original  Remaining   W.A.
                          Mortgage    Principal   by Principal   Principal   Gross     FICO   Original  Term to    Term to   Loan
Loan Purpose                Loans      Balance       Balance      Balance    Coupon    Score    LTV     Maturity  Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term            140  $ 73,133,473        57.36%  $  523,648    5.601%     741    56.48%       256        256      1
Purchase                        60    31,277,196        24.53      521,716    5.996      750    73.49        328        327      0
Refinance-Cashout               48    23,083,158        18.11      481,561    5.737      735    59.49        272        272      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                         248  $127,493,828       100.00%  $  515,035    5.723%     742    61.20%       277        276      1
==================================================================================================================================

________________________________________________________________________________

6. Property Type

                           Number     Aggregate     Percent       Average                                 W.A.       W.A.
                             of        Current      of Loans     Original     W.A.      W.A.    W.A.    Original  Remaining   W.A.
                          Mortgage    Principal   by Principal   Principal   Gross     FICO   Original   Term to   Term to   Loan
Property Type               Loans      Balance      Balance       Balance    Coupon    Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
SFR                            201  $103,540,287        81.21%  $  516,128    5.699%     743    60.62%       272        272      1
PUD Detach                      35    18,028,465        14.14      515,977    5.772      738    61.33        278        278      1
Condo                            8     4,204,348         3.30      525,845    6.040      740    72.13        343        342      0


2-Family                   2          930,629        0.73      465,500   5.978    778     70.25     360        360       0
PUD Attach                 2          790,099        0.62      395,049   5.685    715     65.75     360        360       0
--------------------------------------------------------------------------------------------------------------------------
Total:                   248     $127,493,828      100.00%    $515,035   5.723%   742    61.20%     277        276       1
==========================================================================================================================

________________________________________________________________________________

7. Occupancy Status


                       Number      Aggregate     Percent      Average                               W.A.      W.A.
                         of         Current     of Loans     Original     W.A.   W.A.     W.A.    Original  Remaining   W.A.
                      Mortgage     Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to    Loan
Occupancy Status        Loans       Balance      Balance      Balance    Coupon  Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------

Primary                  241     $123,289,973     96.70%      $512,461   5.730%   742    61.32%     279        279       1
Secondary                 7         4,203,855      3.30        603,654   5.506    755    57.57      205        204       1
-----------------------------------------------------------------------------------------------------------------------------
Total:                   248     $127,493,828    100.00%      $515,035   5.723%   742    61.20%     277        276       1
=============================================================================================================================

________________________________________________________________________________

8. Geographic Distribution


                       Number      Aggregate     Percent      Average                               W.A.      W.A.
                         of         Current     of Loans     Original     W.A.   W.A.     W.A.    Original  Remaining   W.A.
Geographic            Mortgage     Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to    Loan
Distribution            Loans       Balance      Balance      Balance    Coupon  Score    LTV     Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
California              248      $127,493,828    100.00%      $515,035   5.723%   742    61.20%     277        276       1
-----------------------------------------------------------------------------------------------------------------------------
Total:                  248      $127,493,828    100.00%      $515,035   5.723%   742    61.20%     277        276       1
=============================================================================================================================

________________________________________________________________________________

9. County Distribution


                       Number      Aggregate     Percent      Average                               W.A.      W.A.
                         of         Current     of Loans     Original    W.A.    W.A.     W.A.    Original  Remaining   W.A.
                      Mortgage     Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to    Loan
County Distribution     Loans       Balance      Balance      Balance    Coupon  Score    LTV     Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES, CA         61        $33,236,212     26.07%     $545,705    5.690%   741    59.55%     271        271       1
ORANGE, CA              33         16,823,671     13.20       510,880    5.681    736    60.20      273        273       1
SANTA CLARA, CA         21         11,835,665      9.28       564,686    5.788    743    60.53      274        274       1
SAN DIEGO, CA           21         10,111,723      7.93       482,602    5.662    735    59.95      272        272       1
SAN MATEO, CA           15          7,406,192      5.81       494,209    5.975    754    63.18      297        296       0


SAN FRANCISCO, CA       15          7,247,442      5.68       483,606    5.873    748    65.15      315        314       0
CONTRA COSTA, CA        13          6,882,530      5.40       530,115    5.817    750    62.70      326        325       0
ALAMEDA, CA             11          5,160,564      4.05       469,509    5.975    768    63.97      328        327       1
VENTURA, CA              9          4,555,704      3.57       508,014    5.352    737    59.39      215        214       1
SAN BERNARDINO, CA       6          3,197,995      2.51       534,075    5.627    726    73.18      251        250       1
Other                   43         21,036,130     16.50       490,435    5.662    741    60.93      261        260       1
-------------------------------------------------------------------------------------------------------------------------------
Total:                 248       $127,493,828    100.00%     $515,035    5.723%   742    61.20%     277        276       1
===============================================================================================================================

________________________________________________________________________________

10. Original LTV


                       Number      Aggregate     Percent      Average                               W.A.      W.A.
                         of         Current     of Loans     Original    W.A.    W.A.     W.A.    Original  Remaining   W.A.
                      Mortgage     Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to    Loan
Original LTV            Loans       Balance      Balance      Balance    Coupon  Score    LTV     Maturity   Maturity   Age
-------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00            2        $1,355,045       1.06%     $682,500    5.332%   744    16.65%     180        178       2
20.01 - 25.00            1           414,095       0.32       417,190    5.125    804    21.96      180        178       2
25.01 - 30.00            8         4,356,948       3.42       546,745    5.309    770    27.47      180        179       1
30.01 - 35.00           10         4,524,016       3.55       454,109    5.705    743    33.04      249        247       1
35.01 - 40.00            8         3,447,141       2.70       432,329    5.559    759    38.33      273        272       1


40.01 - 45.00           18         9,945,570       7.80       554,568    5.252    748    42.46      198        197       1
45.01 - 50.00           19        11,279,960       8.85       595,148    5.549    746    47.94      232        232       1
50.01 - 55.00           14         6,684,255       5.24       478,226    5.575    730    52.27      237        237       0
55.01 - 60.00           23        11,502,949       9.02       500,925    5.710    736    57.70      273        272       1
60.01 - 65.00           28        14,287,666      11.21       510,899    5.753    726    63.43      303        302       1
65.01 - 70.00           26        13,725,048      10.77       528,520    5.806    741    67.45      285        284       1
70.01 - 75.00           26        14,273,736      11.20       549,683    5.794    744    73.07      300        299       1
75.01 - 80.00           63        30,960,924      24.28       491,916    5.986    745    79.27      324        323       1
80.01 - 85.00            1           351,641       0.28       352,000    5.875    740    83.81      360        359       1
85.01 - 90.00            1           384,835       0.30       385,200    6.250    681    90.00      360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Total:                 248      $127,493,828     100.00%     $515,035    5.723%   742    61.20%     277        276       1
===============================================================================================================================

W.A.: 61.20%
Lowest: 15.65%
Highest: 90.00%

________________________________________________________________________________

11. Original Term



                       Number      Aggregate     Percent      Average                               W.A.      W.A.
                         of         Current     of Loans     Original    W.A.    W.A.     W.A.    Original  Remaining   W.A.
                      Mortgage     Principal   by Principal  Principal   Gross   FICO   Original  Term to    Term to    Loan
Original Term           Loans       Balance      Balance      Balance    Coupon  Score    LTV     Maturity   Maturity   Age
-------------------------------------------------------------------------------------------------------------------------------
180                    112       $58,840,104      46.15%     $527,200    5.362%   745    53.23%     180        179       1
300                      1           349,505       0.27       350,000    6.125    725    63.64      300        299       1
360                    135        68,304,219       53.57      506,165    6.031    740    68.06      360        360       0
-------------------------------------------------------------------------------------------------------------------------------
Total:                 248      $127,493,828     100.00%     $515,035    5.723%   742    61.20%     277        276       1
===============================================================================================================================

W.A.: 276.8 months
Lowest: 180 months
Highest: 360 months

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC

________________________________________________________________________________
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-09 Group 4
                           15 Yr Fixed Rate - 100% CA
                            Collateral Summary Report

________________________________________________________________________________

1. General Pool Characteristics

Pool Size: $58,840,103.61
Loan Count: 112
Cut-off Date: 2003-11-01
Avg. Loan Balance: $525,358.07
Avg. Orig. Balance: $527,199.74
W.A. FICO*: 745
W.A. Orig. LTV: 53.23%
W.A. Cut-Off LTV: 53.05%
W.A. Gross Coupon: 5.3623%
W.A. Net Coupon: 5.1088%
W.A. Admin Fee: 0.2535%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 53.05%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.98%
% Conforming: 0.00%

________________________________________________________________________________

2. Original Balance
                      Original Balance          Percent
                      ---------------------------------

                      250,001 - 350,000            1.73%
                      350,001 - 450,000           26.76
                      450,001 - 550,000           27.57
                      550,001 - 650,000           17.41
                      650,001 - 750,000           14.47
                      750,001 - 850,000            4.11
                      850,001 - 950,000            4.56
                      950,001 - 1,050,000          3.39
                      ---------------------------------
                      Total:                     100.00%
                      =================================

Average: $527,199.74
Lowest: $335,290.00
Highest: $1,000,000.00

________________________________________________________________________________

3. Cut-Off Balance

                      Cut-Off Balance           Percent
                      ---------------------------------
                      250,001 - 350,000            2.33%
                      350,001 - 450,000           27.69
                      450,001 - 550,000           26.98
                      550,001 - 650,000           16.48
                      650,001 - 750,000           14.47
                      750,001 - 850,000            4.11
                      850,001 - 950,000            4.56
                      950,001 - 1,050,000          3.39
                      ---------------------------------
                      Total:                     100.00%
                      =================================

Average: $525,358.07
Lowest: $332,853.38
Highest: $1,000,000.00

________________________________________________________________________________

4. Index

                      Index            Percent
                      ------------------------
                      FIX              100.00%
                      -----------------------
                      Total:           100.00%
                      =======================

________________________________________________________________________________

5. Product Type

                      Product Type     Percent
                      ------------------------
                      15 YR            100.00%
                      -----------------------
                      Total:           100.00%
                      =======================

________________________________________________________________________________

6. Coupon

                      Coupon           Percent
                      ------------------------
                      4.751 - 4.875       1.55%
                      4.876 - 5.000       9.97
                      5.001 - 5.125      12.14
                      5.126 - 5.250      31.64
                      5.251 - 5.375      12.92
                      5.376 - 5.500      12.75
                      5.501 - 5.625       2.23
                      5.626 - 5.750       5.62
                      5.751 - 5.875       9.07
                      5.876 - 6.000       1.18

                      6.001 - 6.125       0.93
                      ------------------------
                      Total:            100.00%
                      ========================

W.A.: 5.362
Lowest: 4.875
Highest: 6.125

________________________________________________________________________________

7. Credit Score

                      Credit Score     Percent
                      ------------------------
                      800 - 849           2.10%
                      750 - 799          48.37
                      700 - 749          30.34
                      650 - 699          18.35
                      600 - 649           0.83
                      ------------------------
                      Total:            100.00%
                      ========================

W.A.: 745
Lowest: 631
Highest: 805

________________________________________________________________________________

8. Lien Position

                      Lien Position    Percent
                      ------------------------
                      1                 100.00%
                      ------------------------
                      Total:            100.00%
                      ========================

________________________________________________________________________________

9. Loan Purpose

                      Loan Purpose              Percent
                      ---------------------------------
                      Refinance-Rate/Term         71.53%
                      Refinance-Cashout           18.91
                      Purchase                     9.55
                      ---------------------------------
                      Total:                     100.00%
                      =================================

________________________________________________________________________________

10. Property Type

                      Property Type             Percent
                      ---------------------------------
                      SFR                         85.43%
                      PUD Detach                  13.88
                      Condo                        0.69
                      ---------------------------------
                      Total:                     100.00%
                      =================================

________________________________________________________________________________

11. Documentation

                      Documentation             Percent
                      ---------------------------------
                      Reduced                     38.48%
                      Rapid                       35.18
                      Standard                    25.50
                      All Ready Home               0.83
                      ---------------------------------
                      Total:                     100.00%
                      =================================

________________________________________________________________________________

12. Occupancy Status

                         Occupancy Status   Percent
                         --------------------------
                         Primary              93.85%
                         Secondary             6.15
                         --------------------------
                         Total:              100.00%
                         ==========================

________________________________________________________________________________

13. PMI Providers

                         PMI Providers      Percent
                         --------------------------
                         NONE                100.00%
                         --------------------------
                         Total:              100.00%
                         ==========================

________________________________________________________________________________

14. State

                         State              Percent
                         --------------------------
                         California          100.00%
                         --------------------------
                         Total:              100.00%
                         ==========================

________________________________________________________________________________

15. California

                         California              Percent
                         -------------------------------

                         Northern California       36.09%
                         Southern California       63.91
                         -------------------------------
                         Total:                   100.00%
                         -------------------------------

________________________________________________________________________________

16. Zip Code

                         Zip Code         Percent
                         ------------------------
                         90049               2.98%
                         90272               2.47
                         90077               2.30
                         95070               2.26
                         92651               2.17
                         Other              87.82
                         ------------------------
                         Total:            100.00%
                         ------------------------

________________________________________________________________________________

17. Delinquency*

                         Delinquency*     Percent
                         ------------------------
                         0-29 days         100.00%
                         ------------------------
                         Total:            100.00%
                         ========================
* MBA method
________________________________________________________________________________

18. Times 30 Days DLQ

                         Times 30 Days DLQ        Percent
                         --------------------------------
                         0                        100.00%
                         --------------------------------
                         Total:                   100.00%
                         ================================

________________________________________________________________________________

19. Convertible Flag

                         Convertible Flag          Percent
                         ---------------------------------
                         N                         100.00%
                         ---------------------------------
                         Total:                    100.00%
                         =================================

________________________________________________________________________________

20. Buydown Agreement

                         Buydown Agreement         Percent
                         ---------------------------------
                         N                         100.00%
                         ---------------------------------
                         Total:                    100.00%
                         =================================

________________________________________________________________________________

21. Original Term

                         Original Term          Percent
                         ------------------------------
                         180                    100.00%
                         ------------------------------
                         Total:                 100.00%
                         ==============================

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

________________________________________________________________________________

22. Cut-Off Remaining Term

                         Cut-Off Remaining Term   Percent
                         --------------------------------
                         175 - 180                100.00%
                         --------------------------------
                         Total:                   100.00%
                         ================================

W.A.: 179.1 months
Lowest: 178 months
Highest: 180 months

________________________________________________________________________________

23. Cutoff Loan Age

                         Cutoff Loan Age     Percent
                         ---------------------------
                         0                    27.91%
                         1 - 6                 72.09
                         ---------------------------
                         Total:              100.00%
                         ===========================

W.A.: 0.9 months
Lowest: 0 months
Highest: 2 months

________________________________________________________________________________

24. OLTV

                         OLTV                Percent
                         ---------------------------
                         *** 20.00             2.30%

                         20.01 - 25.00          0.70
                         25.01 - 30.00          7.40
                         30.01 - 35.00          4.76
                         35.01 - 40.00          2.82
                         40.01 - 45.00         15.24
                         45.01 - 50.00         13.61
                         50.01 - 55.00          7.75
                         55.01 - 60.00          9.46
                         60.01 - 65.00          7.50
                         65.01 - 70.00          9.74
                         70.01 - 75.00          8.09
                         75.01 - 80.00         10.63
                         ---------------------------
                         Total:               100.00%
                         ===========================

*** = Less than or equal to

W.A.: 53.23%
Lowest: 15.65%
Highest: 80.00%

________________________________________________________________________________

25. Cut-Off LTV

                         Cut-Off LTV         Percent
                         ---------------------------
                         *** 20.00              2.30%
                         20.01 - 25.00          0.70
                         25.01 - 30.00          7.40
                         30.01 - 35.00          4.76
                         35.01 - 40.00          3.55
                         40.01 - 45.00         14.51
                         45.01 - 50.00         13.61
                         50.01 - 55.00          8.89
                         55.01 - 60.00          8.32

*** = Less than or equal to

                         60.01 - 65.00          8.22
                         65.01 - 70.00          9.88
                         70.01 - 75.00          7.23
                         75.01 - 80.00         10.63
                         ---------------------------
                         Total:              100.00%
                         ===========================

W.A.: 53.05%
Lowest: 15.54%
Highest: 80.00%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC

________________________________________________________________________________

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